RELATED PARTY TRANSACTIONS (Notes)	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
RELATED PARTY TRANSACTIONS

Historically, the Combined Entity and the Dropdown Predecessor were an integrated part of Golar. As such, the Bermudan and London office locations of Golar have provided general and corporate management services for the Combined Entity and Dropdown Predecessor as well as other Golar entities and operations. Consequently, for the purpose of the combined statement of operations this includes allocations for administrative expenses and other financial items as described in note 2 which are excluded from the disclosures below:

Net expenses from related parties:

(in thousands of $)	2014	2013	2012
Transactions with Golar and affiliates:
Management and administrative services fees (a)	2,877	2,569	2,876
Ship management fees (b)	7,746	6,701	4,222
Interest expense on high-yield bonds (c)	—	1,972	575
Interest expense on Golar LNG vendor financing loan - Golar Freeze (d)	—	—	11,921
Interest expense on Golar LNG vendor financing loan - NR Satu (e)	—	—	4,737
Interest expense on Golar Energy loan (f)	—	—	829
Total	10,623	11,242	25,160

Receivables (payables) from related parties:

As of December 31, 2014 and 2013, balances with related parties consisted of the following:

(in thousands of $)	2014	2013
Trading balances due to Golar and affiliates (g)	(13,337)	(5,989)
Methane Princess Lease security deposit movements (h)	3,486	4,257
Short-term loan due to Golar (i)	(20,000)	—
	(29,851)	(1,732)

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(a) Management and administrative services agreement - On March 30, 2011, we entered into a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days' written notice.

(b) Ship management fees - Golar and certain of its affiliates charged ship management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain affiliates of Golar, including Golar Management and Golar Wilhelmsen AS ("Golar Wilhelmsen"), a partnership that is jointly controlled by Golar and by Wilhelmsen Ship Management (Norway) AS. We may terminate these agreements by providing 30 days' written notice.

(c) High-yield bonds - In October 2012, we completed the issuance of NOK1,300 million in senior unsecured bonds that mature in October 2017. The aggregate principal amount of the bonds is equivalent to approximately $227 million at the time of issuance. Of this amount, NOK200 million (2012: approximately $35.0 million) was held by Golar until their disposal in November 2013 (see note 21).

(d) Golar LNG vendor financing loan - Golar Freeze - In October 2011, in connection with the purchase of the Golar Freeze, we entered into a financing loan agreement with Golar for an amount of $222.3 million. The facility was unsecured and bore interest at a fixed rate of 6.75% per annum payable quarterly. The loan was non-amortizing with a final balloon payment of $222.3 million due in October 2014. The loan was repaid in October 2012 using the net proceeds from the bond issuance.

(e) Golar LNG vendor financing loan - NR Satu - In July 2012, in connection with the purchase of the NR Satu, we entered into a financing loan agreement with Golar for an amount of $175 million. Of this amount, $155 million was drawn down in July 2012. A further $20 million was available for draw down until July 2015. The facility is unsecured and bears interest at a fixed rate of 6.75% per annum payable quarterly. The loan is non-amortizing with a final balloon payment for the amount drawn down due within three years from the date of draw down. The loan was repaid in December 2012 using the proceeds from the NR Satu facility.

(f) Golar Energy loan - In January 2012, Golar LNG (Singapore) Pte. Ltd. ("Golar Singapore"), the subsidiary which holds the investment in PTGI, drew down $25 million on its loan agreement entered into in December 2011 with Golar LNG Energy Limited ("Golar Energy"). The loan was unsecured, repayable on demand and bore interest at the rate of 6.75% per annum payable on a quarterly basis. In connection with the acquisition of the subsidiaries that own and operate the NR Satu, all amounts payable to Golar Energy by the subsidiaries acquired by us, including Golar Singapore, were extinguished.

(g) Trading balances - Primarily relate to unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa.  Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business.

(h) Methane Princess Lease security deposit movements - This represents net advances to Golar since the IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess Lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement (see below). Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess Lease.

(i) $20 million revolving credit facility - On April 13, 2011, we entered into a $20 million revolving credit facility with Golar.  The facility matures in June 2015 and is unsecured and interest-free. In March 2014, we drew down $20 million from the facility. As of December 31, 2014, we have an outstanding balance of $20 million under this facility.

(j) Dividends to China Petroleum Corporation - During the years ended December 31, 2014, 2013 and 2012, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation ("CPC"), paid total dividends to CPC of $13.7 million, $10.6 million and $1.8 million, respectively.

(k) Acquisitions from Golar - We acquired from Golar equity interests in certain subsidiaries which own or lease and operate the NR Satu, the Golar Grand, the Golar Maria and the Golar Igloo. The acquisition of the first two vessels were concluded between entities under common control and, thus, the net assets acquired were recorded at historic book value. The acquisition of the Golar Maria and the Golar Igloo were accounted for as a business combination (see note 10).

Our Board of Directors ("the Board") and the Conflicts Committee of the Board (the "Conflicts Committee") approved the purchase price and vendor financing loan (where applicable) for each transaction. The Conflicts Committee retained a financial advisors, to assist with its evaluation of the transaction.

NR Satu

On July 19, 2012, we acquired Golar’s equity interests in certain subsidiaries which own and operate the NR Satu. The purchase consideration was $385 million for the vessel and working capital adjustments of $3.0 million, resulting in total purchase consideration of approximately $388 million of which $230 million was financed from the proceeds of the July 2012 equity offering and $155 million in the form of the Golar LNG vendor financing loan, further described in paragraph (e) above.

Golar Grand

On November 8, 2012, we acquired Golar's equity interests in subsidiaries which lease and operate the Golar Grand. The purchase consideration was $265 million for the vessel and working capital adjustments of $2.6 million, net of the assumed capital lease obligation of $90.8 million, resulting in total purchase consideration of $176.8 million which was principally financed from the proceeds of the November 2012 equity offering.

Golar Maria and the Golar Igloo

In February 2013 and March 2014, we acquired Golar's 100% interest in the companies that own and operate the Golar Maria and the Golar Igloo, respectively. The details of the transactions are omitted from the table above, as these were accounted for as business combinations (see note 10).

(l) Payment due under Omnibus Agreement - During the years ended December 31, 2014 and 2013, we incurred expenses of $nil and $3.3 million, respectively, which was indemnified by Golar as part of the Omnibus agreement.

(m) Dividends to Golar - Since our IPO in April 2011, we have declared and paid quarterly distributions totaling $61.3 million, $63.7 million and $47.3 million to Golar for each of the years ended December 31, 2014, 2013 and 2012, respectively.

Golar Grand option

In connection with the acquisition of the Golar Grand in November 2012, we entered into an Option Agreement with Golar. Under the Option Agreement, we had an option to require Golar to enter into a new time charter with Golar as charterer until October 2017, if the original charterer did not renew or extend the existing charter after the initial term (which expired in February 2015). The charterer did not extend the charter. Accordingly, in February 2015, we exercised our option to require Golar to charter the vessel through to October 2017 at approximately 75% of the hire rate that would have been payable by the charterer, representing an approximate 25% loss of daily revenue to us with respect to the Golar Grand.

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify us in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions in respect of the Methane Princess and other vessels previously financed by UK tax leases or in relation to the restructuring terminations in 2010.

Environmental and other indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify us until April 13, 2016, against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to us to the extent arising prior to the time they were contributed or sold. However, claims are subject to a deductible of $0.5 million and an aggregate cap of $5 million.

In addition, pursuant to the Omnibus Agreement, Golar agreed to indemnify us for any defects in title to the assets contributed or sold to us and any failure to obtain, prior to April 13, 2011, certain consents and permits necessary to conduct our business, which liabilities arise within three years after the closing of our IPO on April 13, 2011.

Acquisition of Golar Freeze and NR Satu

Under the Purchase, Sale and Contribution Agreement entered into between Golar and us on October 19, 2011 and July 19, 2012, Golar has agreed to extend the above indemnifications to include any liabilities relating to the Golar Freeze and the NR Satu. Accordingly, as of December 31, 2014, Golar indemnified us $0.5 million in relation to a claim related to the NR Satu (see note 26).

Acquisition of the Golar Maria and the Golar Igloo

Under the Purchase, Sale and Contribution Agreement entered into between Golar and us on February 7, 2013 and March 28, 2014 in relation to the Golar Maria and the Golar Igloo, respectively, Golar has agreed to indemnify us against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to us to the extent arising prior to the time they were contributed or sold and to the extent that we notify Golar within five years of the date of the agreements.

Additionally, any losses, suffered or incurred by us as a result of any offhire time and repair costs due to delays in the mobilization of the Golar Igloo will be indemnified by Golar.